UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

eBay Inc.

(Exact name of registrant as specified in its Charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2145 Hamilton Avenue, San Jose, CA		95125
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 376-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 19, 2012, eBay Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Deutsche Bank Securities Inc., as representatives of the underwriters named therein (the “Underwriters”), with respect to the Company’s issuance and sale of a total of $3,000,000,000 aggregate principal amount of its senior unsecured notes, consisting of $250,000,000 aggregate principal amount of its 0.70% Notes due 2015, $1,000,000,000 aggregate principal amount of its 1.35% Notes due 2017, $1,000,000,000 aggregate principal amount of its 2.60% Notes due 2022 and $750,000,000 aggregate principal amount of its 4.00% Notes due 2042 (collectively, the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-175733) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission. The Notes are being issued pursuant to an Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “Indenture”), as supplemented and amended by a Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture”).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The Indenture and Supplemental Indenture are incorporated by reference as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The officers’ certificate establishing the terms and forms of the Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K. In connection with the issuance of the Notes, Sidley Austin LLP is filing the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

On July 19, 2012, the Company issued a press release announcing its agreement to sell the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated July 19, 2012 among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate, dated July 24, 2012, establishing the terms and forms of the Notes.

4.4	Form of 0.70% Note due 2015 (included in Exhibit 4.3).

4.4	Form of 1.35% Note due 2017 (included in Exhibit 4.3).

4.5	Form of 2.60% Note due 2022 (included in Exhibit 4.3).

4.6	Form of 4.00% Note due 2042 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated July 19, 2012 relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 24, 2012	eBay Inc.

	By:	/s/ Brian H. Levey
		Name:	Brian H. Levey
		Title:	Vice President, Deputy General Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated July 19, 2012 among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate, dated July 24, 2012, establishing the terms and forms of the Notes.

4.4	Form of 0.70% Note due 2015 (included in Exhibit 4.3).

4.4	Form of 1.35% Note due 2017 (included in Exhibit 4.3).

4.5	Form of 2.60% Note due 2022 (included in Exhibit 4.3).

4.6	Form of 4.00% Note due 2042 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated July 19, 2012 relating to the offering of the Notes.

4